UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2023

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported below, at its Annual Meeting of Stockholders (“Annual Meeting”) on April 27, 2023, the stockholders of TreeHouse Foods, Inc. (“TreeHouse”) approved the amendment and restatement of the TreeHouse Foods, Inc. Equity and Incentive Plan (the “Incentive Plan”), which increased the number of shares available for issuance under the Incentive Plan by 5,000,000, extended the term of the Incentive Plan to April 27, 2033, incorporated a clawback provision and made certain other administrative and ministerial changes. The Incentive Plan is described in more detail in TreeHouse’s 2023 definitive proxy statement, as filed with the Securities and Exchange Commission on March 13, 2023 (the “Proxy Statement”).

The foregoing description and the summary of the Incentive Plan contained in the Proxy Statement are qualified by the entire text of the Incentive Plan, which is attached hereto as Exhibit 10.1.
Item 5.07.    Submission of Matters to a Vote of Security Holders

On April 27, 2023, TreeHouse held its Annual Meeting. Set forth below are the final voting totals for the matters submitted to stockholders, as provided by the independent inspector of elections, acting on behalf of Broadridge Financial Solutions, for the Annual Meeting.

Proposal One: Election of Directors

Director Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
Scott D. Ostfeld	52,072,860	504,427	8,943	1,287,065
Jean E. Spence	42,578,800	9,998,653	8,777	1,287,065

Proposal Two: Advisory Vote to Approve the Company's Executive Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
29,329,799	23,231,622	24,809	1,287,065

Proposal Three: Advisory Vote to Approve the Frequency of Future Advisory Votes on the Company's Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
49,650,243	5,925	2,918,745	11,317	1,287,065

In light of these voting results, the Company plans to hold future advisory votes approving executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

Proposal Four: Ratification of the Selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2023

Votes For	Votes Against	Abstain	Broker Non-Votes
53,610,211	252,924	10,160	—

Proposal Five: Approval of Amendments to the Company's Certificate of Incorporation to Declassify the Board of Directors and Phase-in Annual Director Elections

Votes For	Votes Against	Abstain	Broker Non-Votes
52,544,033	36,126	6,071	1,287,065

Proposal Six: Approval of the Amendment and Restatement of the TreeHouse Foods, Inc. Equity and Incentive Plan, Including an Increase in the Number of Shares Available for Issuance under the Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
50,002,238	2,571,568	12,424	1,287,065

Item 9.01.    Financial Statements and Exhibits
(d)Exhibits:

Exhibit Number	Exhibit Description

10.1	TreeHouse Foods, Inc. Equity and Incentive Plan (As Amended and Restated Effective April 27, 2023)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	May 2, 2023	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary